AMENDED AND RESTATED BYLAWS
OF PSS WORLD MEDICAL, INC.

(December 12, 2008)

Article I. Meetings of Shareholders

     Section 1. Annual Meeting. The annual meeting of the shareholders of PSS World Medical, Inc. (the “Corporation”) shall be held at the time and place designated by the Board of Directors of the Corporation, for the election of directors of the Corporation and for the transaction of such other business as may properly be brought before the meeting.

     Section 2 Special Meetings. Special meetings of the shareholders may be called at any time by the Chairman of the Board, the President or the Board of Directors. Special meetings of the shareholders may also be called by the holders of not less than ten percent of all votes entitled to be cast on any issue proposed to be considered at the proposed special meeting if such shareholders shall sign, date and deliver to the Corporation’s Secretary one or more written demands for the special meeting describing the purpose or purposes for which it is to be held. To be in proper form, a shareholder’s written demand that concerns business other than nominations of a director must set forth the same information required in a shareholder’s notice pursuant to the third paragraph of Section 12 of this Article I. Within sixty days of receipt of such written demand, as provided in this Section 2, the Secretary will issue notice calling for a special meeting of the shareholders to be held at such time and such date as the Board of Directors may determine.

     Section 3. Place. Meetings of shareholders may be held within or without the State of Florida.

     Section 4. Notice. Written notice stating the place, day and hour of any meeting of shareholders and, in the case of a special meeting, the purpose or purposes for which the meeting is called, shall be delivered not less than ten nor more than sixty days before the date of the meeting, either personally, by first class mail, by electronic means, or in such manner as is otherwise permitted by law, by or at the direction of the Board of Directors, the Chairman of the Board of Directors, or the officer or persons duly calling the meeting, to each shareholder of record entitled to vote at such meeting and to such other persons as required by the Florida Business Corporation Act (including any successor provisions of law, the “Act”). Notwithstanding the other provisions of this Section 4, no notice of a meeting of shareholders need be given to a shareholder if: (a) an annual report and proxy statement for two consecutive annual meetings of shareholders; or (b) all, and at least two, checks in payment of dividends or interest on securities during a twelve-month period have been sent by first-class, United States mail, addressed to the shareholder at his or her address as it appears on the stock record books of the corporation, and returned undeliverable. The obligation of the Corporation to give notice of a shareholders’ meeting to any such shareholder shall be reinstated once the Corporation has received a new address for such shareholder for entry on its stock record books.

     Section 5. Notice of Adjourned Meetings. When a meeting of shareholders is adjourned to another date, time or place, it shall not be necessary to give any notice of the date, time or place of the adjourned meeting if the new date, time and place to which the meeting is adjourned are announced at the meeting at which the adjournment is taken, and at the adjourned meeting any business may be transacted that might have been transacted on the original date of the meeting. If, however, after the adjournment the Board of Directors fixes a new record date for the adjourned meeting, a notice of the adjourned meeting shall be given as provided in this section to each shareholder of record on the new record date entitled to receive notice of such meeting.

     Section 6. Record Date. The Board of Directors may fix a future date as the record date for determining shareholders entitled to notice of a shareholders’ meeting, to demand a special meeting of shareholders, to vote or to take any other action. Such record date may not be more than seventy days before the meeting or action requiring a determination of shareholders. A determination of shareholders entitled to notice of or to vote at a shareholders’ meeting is effective for any adjournment of the meeting unless the Board of Directors fixes a new record date for the adjourned meeting, which it must do if the meeting is adjourned to a date more than one hundred twenty days after the date fixed for the original meeting.

     Section 7. Shareholder Quorum and Voting. The holders of a majority of the issued and outstanding shares of capital stock of the Corporation entitled to vote at the meeting, represented in person or by proxy, shall constitute a quorum for the transaction of business at a meeting of shareholders, except as may be otherwise provided by law or the Articles of Incorporation. The holders of a majority of shares represented, and who would be entitled to vote at a meeting if a quorum were present, where a quorum is not present, may adjourn such meeting from time to time.

     Once a share is represented for any purpose at the meeting, it is deemed present for quorum purposes for the remainder of the meeting and for any adjournment of that meeting unless a new record date is set for the adjourned meeting.

     Section 8. Voting of Shares. Except as provided in the Articles of Incorporation or the Act, each outstanding share, regardless of class, shall be entitled to one vote on each matter submitted to a vote at a meeting of shareholders. Authorized but unissued shares, shares of stock of the Corporation owned by another corporation, the majority of the voting stock of which is owned or controlled by the Corporation, and shares of stock of the Corporation held by it in a fiduciary capacity shall not be voted, directly or indirectly, at any meeting, and shall not be counted in determining the total number of outstanding shares at any given time. A shareholder may vote either in person or by proxy executed in writing by the shareholder or another person entitled to vote on behalf of the shareholder pursuant to Section 607.0721 of the Act or an attorney in fact for the shareholder.

     If a quorum exists, except in the case of the election of directors, action on a matter shall be approved if the votes cast favoring the action exceed the votes cast opposing the action, unless the Act or the Articles of Incorporation require a greater number of affirmative votes. Each director shall be elected by a plurality of the votes cast by the shares entitled to vote in the election of directors at a meeting at which a quorum is present. At each election of directors, every shareholder who is entitled to vote at such election shall have the right to vote, in person or by proxy, the number of shares owned by such shareholder for as many persons as there are directors to be elected at that time and for whose election such shareholder has a right to vote. Shareholders do not have a right to cumulate their votes for directors.

     Section 9. Proxies. Every shareholder entitled to vote at a meeting of shareholders or to express consent or dissent without a meeting or a shareholder’s duly authorized (or another person entitled to vote on behalf of the shareholder pursuant to Section 607.0721 of the Act or an attorney-in-fact for the shareholder) may authorize another person or persons to act for him by proxy.

     No proxy shall be valid after the expiration of eleven months from the date thereof, unless a longer period is expressly provided in the proxy. Every proxy shall be revocable at the pleasure of the shareholder executing it, except as otherwise provided by law.

     The authority of the holder of a proxy to act shall not be revoked by the incompetence or death of the shareholder who executed the proxy unless, before the authority is exercised, written notice of an adjudication of such incompetence or of such death is received by the corporate officer responsible for maintaining the list of shareholders.

     If a proxy for the same shares confers authority upon two or more persons and does not otherwise provide, a majority of them present at the meeting, or if only one is present then that one, may exercise all the powers conferred by the proxy; but if the proxy holders present at the meeting are equally divided as to the right and manner of voting in any particular case, the voting of such shares shall be pro-rated.

     If a proxy expressly provides, any proxy holder may appoint in writing a substitute to act in his or her place.

     Section 10. Shareholders’ Agreements. Two or more shareholders of the Corporation may enter into an agreement providing for the exercise of voting rights in the manner provided in the agreement of relating to any phase of the affairs of the Corporation as provided by law. Nothing therein shall impair the right of the Corporation to treat the shareholders of record as entitled to vote the shares standing in their names.

     Section 11. Action by Shareholders Without a Meeting. Any action required by law, these bylaws, or the other articles of incorporation of the Corporation to be taken at any annual or special meeting of shareholders of the Corporation, or any action which may be taken at any annual or special meeting of such shareholders, may be taken without a meeting in accordance with the laws of the State of Florida.

     Section 12. Actions to be Taken at an Annual Meeting of Shareholders. At an annual meeting of the shareholders, only such business (other than nominations of directors, which must be made in compliance with, and shall be exclusively governed by, Section 14 of Article II of these Bylaws) shall be conducted as shall have been (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors (or any duly authorized committee thereof), (b) otherwise properly brought before the annual meeting by or at the direction of the Board of Directors (or any duly authorized committee thereof) or (c) otherwise properly brought before the annual meeting by any shareholder of the Corporation who is a shareholder of record at the time of giving of notice provided for in this Section 12, (i) who is a shareholder of record (A) on the date of the giving of the notice provided for in this Section 12, (B) on the record date for the determination of shareholders entitled to notice of and to vote at the annual meeting and (C) at the time of the annual meeting and (ii) who shall have complied with the notice procedures set forth in this Section 12. Clause (c) of the immediately preceding sentence shall be the exclusive means for a shareholder to submit such business (other than matters properly brought under Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and included in the Corporation’s notice of meeting) before an annual meeting of shareholders.

     For any such business to be properly brought before an annual meeting by a shareholder pursuant to clause (c) above of this Section 12, the shareholder must have given timely notice thereof in proper written form to the Secretary of the Corporation. To be timely, a shareholder’s notice shall be delivered to, or mailed and received at, the principal executive offices of the Corporation not less than ninety days nor more than one hundred twenty days prior to the first anniversary of the preceding year’s annual meeting; provided, however, in the event the date of the annual meeting is advanced by more than thirty days or delayed by more than sixty days from such anniversary date, notice by a shareholder must be so delivered not earlier than the one hundred twentieth day prior to such annual meeting and not later than the close of business on the later of the ninetieth day prior to such annual meeting or, if the first public announcement of the date of such annual meeting is less than one hundred days prior to such annual meeting, the tenth day following the day on which public announcement of the date of such meeting is first made. For purposes of this Section 12, “public announcement” shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14, or 15(d) of the Exchange Act. In no event shall the adjournment or postponement of an annual meeting or the announcement thereof, or the setting of a new record date, commence a new time period (or extend any time period) for the giving of a shareholder’s notice as described above.

     To be in proper written form, any such shareholder’s notice to the Secretary shall set forth, (a) as to each matter the shareholder proposes to bring before the annual meeting, a description of the business desired to be brought before the meeting and the reasons for bringing such business before the meeting, and the text of the proposal or business (including the text of any resolutions proposed for consideration and, in the event that such business includes a proposal to amend the Bylaws of the Corporation, the text of the proposed amendment) and (b) as to the shareholder giving the notice and the beneficial owner, if any, on whose behalf the proposal is made, (i) the name and address, as they appear on the records of the Corporation, of such shareholder and the name and address of such beneficial owner, (ii) the class or series and number of shares of capital stock of the Corporation which are beneficially owned by such shareholder, (iii) any option, warrant, convertible security, stock appreciation right or similar right with an exercise or conversion privilege or a settlement payment or mechanism at a price related to any class or series of capital stock of the Corporation or with a value derived in whole or in part from the value of any class or series of capital stock of the Corporation, whether or not such instrument or right shall be subject to settlement in the underlying class or series of capital stock of the Corporation or otherwise (a “derivative instrument”) directly or indirectly owned beneficially by such shareholder or beneficial owner and any other direct or indirect opportunity to profit or share in any profit derived from any increase or decrease in the value of any class or series of capital stock of the Corporation, (iv) any proxy, contract, arrangement, understanding or relationship pursuant to which such shareholder or beneficial owner has a right to vote any class or series of capital stock of the Corporation, (v) any short interest of such shareholder or beneficial owner in any class or series of capital stock of the Corporation (for purposes of this Section 12 a person shall be deemed to have a short interest in a security if such person directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has the opportunity to profit or share in any profit derived from any decrease in the value of the subject security), (vi) any rights to dividends on any class or series of capital stock of the Corporation owned beneficially by such shareholder or beneficial owner that are separated or separable from the underlying shares of the Corporation, (vii) any proportionate interest in shares of any class or series of capital stock of the Corporation or derivative instruments held, directly or indirectly, by a general or limited partnership in which such shareholder or beneficial owner is a general partner or, directly or indirectly, beneficially owns an interest in a general partner, (viii) any performance-related fees (other than an asset-based fee) that such shareholder or beneficial owner is entitled to based on any increase or decrease in the value of shares of any class or series of capital stock of the Corporation or derivative instruments, if any, as of the date of such notice, including without limitation any such interests held by members of such shareholder’s or beneficial owner’s immediate family sharing the same household, (ix) a description of all agreements, arrangements or understandings between such shareholder and beneficial owner, if any, and any other person or persons (including their names) in connection with the proposal of such business by such shareholder; (x) the names and addresses of any other shareholders known by such shareholder to be supporting such business, (xi) any material interest of such shareholder in such business, (xii) any other information relating to such shareholder and beneficial owner that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for the proposal pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder, (xiii) a representation that the shareholder is a holder of record of capital stock of the Corporation, entitled to vote at such meeting, and intends to appear in person or by proxy at the meeting to bring such business before the meeting; (xiv) a representation as to whether such shareholder or the beneficial owner, if any, intends, or is or intends to be part of a group that intends (A) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Corporation’s outstanding capital stock required to approve or adopt the proposal and/or (B) otherwise to solicit proxies from shareholders in support of such proposal; and (xv) a representation that the shareholder will supplement the information required by this paragraph by further notifying the Corporation in writing of the matters described in clauses (b)(ii), (iii), (iv), (v), (vi), (vii), (viii) and (ix) of this paragraph as of the record date for the meeting promptly following the later of the record date or the first public announcement of notice of the record date.

     Notwithstanding anything in these Amended and Restated Bylaws to the contrary, no business (other than nominations of directors, which must be made in compliance with, and shall be exclusively governed by Section 14 of Article II of these Bylaws) shall be conducted at an annual meeting except in accordance with the procedures set forth in this Section 12; provided, that nothing in this Section 12 shall be deemed to affect any rights of shareholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 under the Exchange Act.. Unless otherwise required by law, if the shareholder intending to propose business pursuant to this Section 12 does not provide the information required under clause (b)(xv) of the third paragraph of this Section 12 to the Corporation promptly following the later of the record date or the first public announcement of notice of the record date, or if the shareholder intending to propose business (or such shareholder’s qualified representative) does not appear at the annual meeting to present the proposed business, the proposed business shall not be transacted, notwithstanding that proxies in respect of such business may have been received by the Corporation or that the shareholder has otherwise satisfied the requirements of this Section 12. The Chairman of the annual meeting may, if the facts warrant, determine that the business was not properly brought before the meeting in accordance with the provisions of this Section 12, and if he or she should so determine, he or she shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted. Notwithstanding this Section 12, a shareholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this Section 12; provided, however, that any references in these Bylaws to the Exchange Act or the rules promulgated thereunder are not intended to and shall not limit the requirements to be considered pursuant to clause (c) of the first paragraph of this Section 12.

     Section 13. Conduct of Meeting and Order of Business. Unless determined otherwise by the Board of Directors, the Chairman of the Board or, in the absence of the Chairman of the Board, the Chief Executive Officer shall act as chairman at all meetings of shareholders and the Secretary of the Corporation, or in the absence of the Secretary, an Assistant Secretary, shall act as secretary at all meetings of shareholders. The Board of Directors of the Corporation may adopt by resolution rules, regulations and procedures for the proper conduct of the meeting, including, without limitation: (a) the establishment of an agenda or order of business for the meeting, including fixing the time for opening and closing the polls for voting on each matter; (b) rules and procedures for maintaining order at the meeting and the safety of those present; (c) limitations on attendance at or participation in the meeting to shareholders of record of the Corporation, their duly authorized and constituted proxies or such other persons as such chairman shall permit; (d) restrictions on entry to the meeting after the time fixed for the commencement thereof; and (e) limitations on the time allotted to discussion of the business of the meeting or questions or comments by participants. Except to the extent inconsistent with applicable law and such rules and regulations as may be adopted by the Board of Directors, the chairman of each meeting shall have the right and authority to prescribe such rules, regulations and procedures and to do all such acts, including causing an adjournment of such meeting, as, in the judgment of such chairman, are appropriate.

Article II. Directors

     Section 1. Function. All corporate powers shall be exercised by or under the authority of, and the business and affairs of the Corporation shall be managed under the direction of, the Board of Directors.

     Section 2. Qualification. Directors need not be residents of this state or shareholders of the Corporation.

     Section 3. Compensation. The Board of Directors shall have authority to fix the compensation of directors.

     Section 4. Duties of Directors. A director shall perform his or her duties, and shall be entitled to rely on information, opinions, reports or statements, in accordance with the laws of the State of Florida.

     Section 5. Number and Election. The number of directors shall be fixed from time to time by the consent of at least three-fifths of the Board of Directors. The directors shall be divided into three classes: Class I, Class II, and Class III. The number of directors included in each such class shall be as nearly equal as may be possible. At a Special Meeting of Shareholders held in 1994, Class I directors shall be initially elected for a three-year term, Class II directors for a two-year term and Class III directors for a one-year term; provided, however, that each such Class I, Class II or Class III director shall hold office until his or her successor is elected and qualified or until his or her earlier death, resignation or removal from office. At each succeeding annual meeting of the shareholders of the Corporation, commencing in 1995, the directors elected to succeed those directors whose terms then expire shall belong to the same class as the directors they succeed and shall hold office until the third succeeding annual meeting of shareholders or until their earlier death, resignation or removal from office. Any increase or decrease in the number of directors shall be apportioned by the Board of Directors among the classes so that the number of directors included in each such class shall continue to be as nearly equal as possible.

     Notwithstanding the foregoing, and except as otherwise required by law, whenever the holders of any one or more series of Preferred Stock issued and outstanding shall have the right, voting separately as a class, to elect one of more directors of the Corporation, the terms of the director or directors elected by such holders shall expire at the next succeeding annual meeting of shareholders and vacancies created with respect to any directorship of the directors so elected may be filled in the manner specified by the certificate of designation for such Preferred Stock.

     Section 6. Removal. A director may be removed with or without cause only by the affirmative vote of the holders of at least four-fifths of the outstanding shares of capital stock of the Corporation then entitled to vote in an election of directors (“Voting Stock”), which vote may only be taken at a meeting of shareholders called expressly for that purpose, except that if the Board of Directors by an affirmative vote of at least three-fifths of the whole Board of Directors recommends removal with or without cause of a director to the shareholders, such removal may be effected by the affirmative vote of the holders of a majority of the Voting Stock.

     Section 7. Vacancies. Any vacancy occurring in the Board of Directors, including any vacancy created by reason of an increase in the number of directors, may be filled by the affirmative vote of a majority of the remaining directors, though less than a quorum of the Board of Directors. A director elected to fill a vacancy shall hold office for the unexpired term and until his or her successor shall have been elected and qualified or, for newly created directorships, until the next election of the class for which such director shall have been chosen and until his or her successor shall have been elected and qualified.

     Section 8. Quorum and Voting. Unless the Articles of Incorporation or these Bylaws provide otherwise, a majority of directors shall constitute a quorum for the transaction of business. The act of the majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors unless the Articles of Incorporation or these Bylaws require the vote of a greater number of directors.

     Section 9. Director Conflicts of Interest. No contract or other transaction between the Corporation and one or more of its directors or any other corporation, firm, association or entity in which one or more of the directors are directors or officers or are financially interested, shall be either void or voidable because of such relationship or interest or because such director or directors are present at the meeting of the Board of Directors or a committee thereof which authorizes, approves or ratifies such contract for transaction or because his or their votes are counted for such purpose, if the requirements of the laws of the State of Florida are met.

     Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or a committee thereof which authorizes, approves or ratifies such contract or transaction.

     Section 10. Executive and Other Committees. The Board of Directors, by resolution adopted by a majority of the Board of Directors, may designate from among its members an executive committee and one or more other committees each of which, to the extent provided in such resolution or in any charter adopted by the Board of Directors for any committee, shall have and may exercise all the authority of the Board of Directors, except as may be limited by the laws of the State of Florida or other applicable regulations.

     The Board of Directors may adopt a charter for any such committee specifying requirements with respect to committee chairs and membership, responsibilities of the committee, the conduct of meetings and business of the committee and such other matters as the Board of Directors may designate. In the absence of a committee charter or a provision of a committee charter governing such matters, the provisions of these Bylaws which govern meetings of the Board of Directors, including notice and waiver of notice thereof, shall apply to any such committee and its members.

     A quorum at any meeting of a committee of the Board of Directors shall consist of a majority of its members. A majority vote of the members in attendance at any meeting shall, in the presence of a quorum, decide its action.

     The Board of Directors, by resolution adopted in accordance with this section, may designate one or more directors as alternate members of any such committee, who may act in the place and instead of any absent member or members at any meeting of such committee.

     Section 11. Place of Meetings. Regular and special meetings by the Board of Directors may be held within or without the State of Florida.

     Section 12. Time, Notice and Call of Meetings. Regular meetings of the Board of Directors shall be held without notice immediately following the annual meetings of the shareholders. Written notice of the time and place of special meetings of the Board of Directors shall be given to each director by either personal delivery, first class mail, expedited delivery service, telegram or electronic means at least two days before the meeting.

     Notice of a meeting of the Board of Directors need not be given to any director who signs a waiver of notice either before or after the meeting. Attendance of a director at a meeting shall constitute a waiver of notice of such meeting and waiver of any and all objections to the place of the meeting, the time of the meeting, or the manner in which it has been called or convened, except when a director states, at the beginning of the meeting, any objection to the transaction of business because the meeting is not lawfully called or convened.

     Neither the business to be transacted at, nor the purposes of, any regular or special meeting of the Board of Directors need be specified in the notice or waiver of notice of such meeting.

     A majority of the directors present, whether or not a quorum exists, may adjourn any meeting of the Board of Directors to another time and place. Notice of any such adjourned meeting shall be given to the directors who were not present at the time of the adjournment and, unless the time and place of the adjourned meeting are announced at the time of the adjournment, to the other directors.

     Meetings of the Board of Directors may be called by the Chief Executive Officer of the Corporation, by the Chairman of the Board of Directors, or by any two directors. Members of the Board of Directors may participate in a meeting of the Board of Directors by means of a conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other at the same time. Participation by such means shall constitute presence in person at a meeting.

     Section 13. Action Without a Meeting. Any action required to be taken at a meeting of the directors of the Corporation, or any action which may be taken at a meeting of the directors or a committee thereof, may be taken without a meeting if a consent in writing, setting forth the action so to be taken, signed by all of the directors, or all the members of the committee, as the case may be, is filed in the minutes of the proceedings of the board or of the committee. Such consent shall have the same effect as a unanimous vote.

     Section 14. Nominations for Election of Directors. Only persons who are nominated in accordance with the provisions set forth in this Section 14 shall be eligible to be elected as directors of the Corporation. Nominations of persons for election to the Board of Directors may be made at any annual meeting of shareholders or any special meeting of shareholders called for the purpose of electing directors (a) by or at the direction of the Board of Directors (or any duly authorized committee thereof), or (b) by any shareholder of the Corporation who (i) is a shareholder of record (A) on the date of the giving of the notice provided for in this Section 14, (B) on the record date for the determination of shareholders entitled to notice of and to vote at the meeting and (C) at the time of the meeting and (ii) complies with the notice procedures set forth in this Section 14. Clause (b) of the immediately preceding sentence shall be the exclusive means for a shareholder to make nominations of persons for election to the Board of Directors.

     For any nominations to be properly submitted by a shareholder pursuant to clause (b) above of this Section 14, such shareholder must have given timely notice thereof in proper written form to the Secretary. To be timely, a shareholder’s notice to the Secretary must be delivered to or mailed and received at the principal executive offices of the Corporation, in the case of an annual meeting, not less than ninety days nor more than one hundred twenty days prior to the anniversary date of the immediately preceding annual meeting of shareholders; provided, however, in the event the date of the annual meeting is advanced by more than thirty days or delayed by more than sixty days from such anniversary date, or in the event directors are to be elected at a special meeting, notice by a shareholder must be so delivered or mailed and received not earlier than the one hundred twentieth day prior to such meeting and not later than the close of business on the later of the ninetieth day prior to such meeting or, if the first public announcement (as defined in Section 12 of Article I of these Bylaws) of the date of such annual meeting is less than one hundred days prior to such annual meeting, the tenth day following the day on which public announcement of the date of the meeting is first made by the Corporation.

     To be in proper written form, a shareholder’s notice to the Secretary must set forth: (a) as to each person whom the shareholder proposes to nominate for election as a director, (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class or series and number of shares of capital stock of the Corporation which are owned beneficially or of record by the person, (iv) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act, and the rules and regulations promulgated thereunder and (v) a description of all direct and indirect compensation and other material monetary agreements, arrangements and understandings during the past three (3) years, and any other material relationships, between or among such shareholder and beneficial owner, if any, on whose behalf the nomination is being made, and their respective affiliates and associates, or others acting in concert therewith, on the one hand, and each proposed nominee, and his or her respective affiliates and associates, or others acting in concert therewith, on the other hand, including, without limitation all information that would be required to be disclosed pursuant to Rule 404 promulgated under Regulation S-K if the shareholder making the nomination and any beneficial owner on whose behalf the nomination is made, if any, or any affiliate or associate thereof or person acting in concert therewith, were the “registrant” for purposes of such rule and the nominee were a director or executive officer of such registrant; and (b) as to the shareholder giving the notice and the beneficial owner, if any, on whose behalf the nomination is made, (i) the name and address, as they appear on the records of the Corporation, of such shareholder and the name and address of such beneficial owner, (ii) the class or series and number of shares of capital stock of the Corporation which are beneficially owned by such shareholder, (iii) any derivative instrument (as defined in Section 12 of Article I of these Bylaws) directly or indirectly owned beneficially by such shareholder or beneficial owner and any other direct or indirect opportunity to profit or share in any profit derived from any increase or decrease in the value of any class or series of capital stock of the Corporation, (iv) any proxy, contract, arrangement, understanding or relationship pursuant to which such shareholder or beneficial owner has a right to vote any class or series of capital stock of the Corporation, (v) any short interest of such shareholder or beneficial owner in any class or series of capital stock of the Corporation (for purposes of this Section 14 a person shall be deemed to have a short interest in a security if such person directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has the opportunity to profit or share in any profit derived from any decrease in the value of the subject security), (vi) any rights to dividends on any class or series of capital stock of the Corporation owned beneficially by such shareholder or beneficial owner that are separated or separable from the underlying shares of the Corporation, (vii) any proportionate interest in shares of any class or series of capital stock of the Corporation or derivative instruments held, directly or indirectly, by a general or limited partnership in which such shareholder or beneficial owner is a general partner or, directly or indirectly, beneficially owns an interest in a general partner, (viii) any performance-related fees (other than an asset-based fee) that such shareholder or beneficial owner is entitled to based on any increase or decrease in the value of shares of any class or series of capital stock of the Corporation or derivative instruments, if any, as of the date of such notice, including without limitation any such interests held by members of such shareholder’s or beneficial owner’s immediate family sharing the same household, (ix) a description of all agreements, arrangements or understandings between such shareholder and beneficial owner, if any, and any other person or persons (including their names) in connection with the proposal of such business by such shareholder; (x) the names and addresses of any other shareholders known by such shareholder to be supporting such business, (xi) any material interest of such shareholder in such business, (xii) any other information relating to such shareholder and beneficial owner that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for the nomination pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder, (xiii) a representation that the shareholder is a holder of record of capital stock of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such nomination; (xiv) a representation as to whether such shareholder or the beneficial owner, if any, intends, or is or intends to be part of a group that intends (A) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Corporation’s outstanding capital stock required to elect the nominee and/or (B) otherwise to solicit proxies from shareholders in support nomination; and (xv) a representation that the shareholder will supplement the information required by this paragraph by further notifying the Corporation in writing of the matters described in clauses (b)(ii), (iii), (iv), (v), (vi), (vii), (viii) and (ix) of this paragraph as of the record date for the meeting promptly following the later of the record date or the first public announcement of notice of the record date.

     To be eligible to be a nominee for election or reelection as a director of the Corporation, the prospective nominee, or someone acting on such prospective nominee’s behalf, must deliver (in accordance with any applicable time periods prescribed for delivery of notice under this Section 14) to the Secretary at the principal executive offices of the Corporation a written questionnaire with respect to the background and qualification of such person and the background of any other person or entity on whose behalf the nomination is being made (which questionnaire shall be provided by the Secretary upon written request). The prospective nominee must also provide a written representation and agreement, in the form provided by the Secretary upon written request, that such prospective nominee: (a) is not and will not become a party to (i) any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person or entity as to how such prospective nominee, if elected as a director of the Corporation, will act or vote on any issue or question (a “Voting Commitment”) that has not been disclosed to the Corporation or (ii) any Voting Commitment that could limit or interfere with such prospective nominee’s ability to comply, if elected as a director of the Corporation, with such prospective nominee’s fiduciary duties under applicable law; (b) is not and will not become a party to any agreement, arrangement or understanding with any person or entity other than the Corporation with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a director that has not been disclosed therein; and (c) would be in compliance if elected as a director of the Corporation, and will comply with any and all applicable corporate governance, conflict of interest, confidentiality and stock ownership and trading policies and guidelines of the Corporation.

     The Corporation may require any proposed nominee to furnish such other information as may reasonably be required by the Corporation to determine the eligibility of such proposed nominee to serve as an independent director of the Corporation or that could be material to a reasonable shareholder’s understanding of the independence, or lack thereof, of such nominee.

     No person shall be eligible for election as a director of the Corporation unless nominated in accordance with the procedures set forth in these Bylaws. Unless otherwise required by law, if the shareholder intending to make a nomination pursuant to this Section 14 does not provide the information required under clause (b)(xv) of the third paragraph of this Section 14 to the Corporation promptly following the later of the record date or the first public announcement of notice of the record date, or if the shareholder intending to make a nomination (or such shareholder’s qualified representative) does not appear at the annual or special meeting to present the nomination, the nomination shall be disregarded, notwithstanding that proxies in respect of such nomination may have been received by the Corporation or that the shareholder has otherwise satisfied the requirements of this Section 14. The Chairman of the meeting may, if the facts warrant, determine that a nomination was not made in accordance with the procedures prescribed in this Section 14; and if the Chairman should so determine, the Chairman shall so declare to the meeting, and the defective nomination shall be disregarded. Notwithstanding the foregoing provisions of this Section 14, a shareholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this Section 14; provided, however, any references in these Bylaws to the Exchange Act or the rules promulgated thereunder are not intended to and shall not limit the requirements to be considered pursuant to clause (b) of the first paragraph of this Section 14.

     The foregoing provisions of this Section 14 shall not apply to any director who is nominated and elected under specified circumstances by holders of any class or series of stock having a preference over the common stock as to dividends or upon liquidation. In no event shall the adjournment or postponement of a special or annual meeting or the announcement thereof, or setting a new record date, commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above.

Article III. Officers

     Section 1. Officers. The officers of the Corporation shall consist of a Chief Executive Officer, a President, one or more Vice Presidents, a Secretary and a Treasurer, each of whom shall be elected by the Board of Directors at the first meeting of directors immediately following the annual meeting of shareholders (provided, that if the election of officers shall not be held at such meeting, such election shall be held as soon thereafter as is practicable), and shall serve until their successors are chosen and qualified or until his or her prior death, resignation or removal. The Chief Executive Officer of the Corporation is authorized to appoint such officers on an interim basis, subject to ratification of the Board of Directors at its next meeting. The Board of Directors shall designate from among the officers it elects those who shall be the executive officers of the Corporation responsible for all policy making functions, under the direction of the Board of Directors. Such other officers and assistant officers as may be deemed necessary may be elected or appointed by the Board of Directors or such duly authorized officers as the Board may designate from time to time. Any two or more offices may be held by the same person. The failure to elect a Chief Executive Officer, a President, one or more Vice Presidents, a Secretary or Treasurer shall not affect the existence of the Corporation. A vacancy in any office because of death, resignation, removal, disqualification or otherwise, may be filled at any time by the Board of Directors for the unexpired portion of the term.

     Section 2. Duties. The officers of the Corporation shall have the following duties:

     The Chief Executive Officer shall be the chief executive officer of the Corporation, shall have general and active management of the business and affairs of the Corporation subject to the directions of the Board of Directors, and shall preside at all meetings of the shareholders and Board of Directors in the absence of the Chairman of the Board.

     The President shall be vested with all the powers and shall perform all the duties of the Chief Executive Officer in his absence, with such limitations or divisions of powers and duties as may be prescribed by the Board of Directors, the Executive Committee, or the laws of the State of Florida. The President shall also perform the duties delegated to him or her from time to time by the Board of Directors or by the Chief Executive Officer.

     Each of the Vice Presidents of the Corporation, in such order as may be determined by the Board of Directors, shall respectfully be vested with all the powers and shall perform all the duties of the President in his absence, with such limitations or divisions of powers and duties as may be prescribed by the Board of Directors, the Executive Committee, or the laws of the State of Florida. Each of the Vice Presidents shall also perform the duties delegated to him or her from time to time by the Board of Directors or by the Chief Executive Officer.

     The Secretary shall have custody of, and maintain, all of the corporate records except the financial records, shall record the minutes of all meetings of the shareholders and Board of Directors, send all notices of meetings out, and perform such other duties as may be prescribed by the Board of Directors or the Chief Executive Officer.

     The Treasurer shall have custody of all corporate funds and financial records, shall keep full and accurate accounts of receipts and disbursements and render accounts thereof whenever required by the Board of Directors or the Chief Executive Officer, and shall perform such other duties as may be prescribed by the Board of Directors or the Chief Executive Officer.

     Section 3. Removal of Officers. Any officer may be removed by the Board of Directors with or without cause and, unless restricted by the Board of Directors, an officer may remove any officer or assistant officer appointed by that officer, at any time, with or without cause.

     Removal of any officer shall be without prejudice to the contract rights, if any, of the person so removed; however, election or appointment of an officer or agent shall not of itself create contract rights.

     Section 4. Compensation. The Board of Directors is authorized to determine, or to provide the method of determining, or to empower a committee of its members to determine, the compensation of all officers.

     Section 5. Signing Checks and Other Instruments. The Board of Directors is authorized to determine or provide the method of determining the manner in which deeds, contracts and other obligations and instruments of the Corporation shall be signed. However, persons doing business with the Corporation shall be entitled to rely upon the action of the Chief Executive Officer, the President, any Vice President, the Secretary or the Treasurer in executing contracts and other obligations and instruments of the Corporation as having been duly authorized. The Board of Directors of the Corporation is authorized to designate or provide the method of designating depositaries of the funds of the Corporation and to determine or provide the method of determining the manner in which checks, notes, bills of exchange and similar instruments shall be signed, countersigned or endorsed.

     Section 6. Voting Shares in Other Corporations. The Corporation may vote any and all shares held by it in any other corporation by such officer, agent or proxy as the Board of Directors may appoint, or, in default of any such appointment, by the Chief Executive Officer.

Article IV. Stock Certificates

     Section 1. Issuance. Every holder of shares in the Corporation shall be entitled to have a certificate, representing all shares to which he or she is entitled. No certificate shall be issued for any share until such share is fully paid.

     Section 2. Form. Shares of capital stock of the Corporation may, but need not, be represented by certificates. Each certificate representing shares in the Corporation shall be signed by the President or a Vice President and the Secretary or an Assistant Secretary or a facsimile thereof and may be sealed with the seal of the Corporation or a facsimile thereof. If the person who signed (either manually or in facsimile) a share certificate no longer holds office when the certificate is issued, the certificate is nevertheless valid.

     Every certificate representing shares which are restricted as to the sale, disposition or other transfer of such shares shall state that such shares are restricted as to transfer and shall set forth or fairly summarize upon the certificate, or shall state that the Corporation will furnish to any shareholder upon request and without charge a full statement of such restrictions.

     Each certificate representing shares shall state upon the face thereof: the name of the Corporation, that the Corporation is organized under the laws of the State of Florida; the name of the person or persons to whom issued; the number and class of shares, and the designation of the series, if any, which such certificate represents.

     The Board of Directors may authorize the issuance of some or all of the shares of any or all classes or series of capital stock of the Corporation without certificates. The authorization shall not affect shares of capital stock already represented by certificates until such certificates are surrendered to the Corporation or transfer agent of the Corporation. Within a reasonable time after the issuance or transfer of shares without certificates, the Corporation shall send the holder thereof a written statement of the information required on stock certificates by these Bylaws or applicable law.

     Section 3. Lost, Stolen, or Destroyed Certificates. The Corporation shall issue a new stock certificate in the place of any certificate previously issued if the holder of record of the certificate (a) makes proof in affidavit form that it has been lost, destroyed or wrongfully taken; (b) requests the issue of a new certificate before the Corporation has notice that the certificate has been acquired by a purchaser for value in good faith and without notice of any adverse claim; (c) at the discretion of the Corporation, gives a bond in such form as the Corporation may direct, to indemnify the Corporation, the transfer agent, and registrar against any claim that may be made on account of the alleged loss, destruction, or theft of a certificate or the issuance of any such new certificate; and (d) satisfies any other reasonable requirements imposed by the Corporation.

     Section 4. Stock Transfers. The Board of Directors shall have power and authority to make all such rules and regulations as it may deem expedient concerning the issue, transfer and registration of certificates of stock. The Board of Directors may appoint Transfer Agents and Registrars thereof. In the case of shares represented by a certificate, upon surrender to the Corporation or the transfer agent of the Corporation of a certificate duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, the Corporation shall issue a new certificate or new equivalent uncertificated shares to the person entitled thereto, cancel the old certificate and record the transaction upon its books. In the case of shares not represented by a certificate, upon receipt of proper transfer instructions from the record holder of uncertificated shares, the Corporation shall cancel such uncertificated shares and issue new equivalent uncertificated shares to the person entitled thereto, and record the transaction upon its books. Except as provided under applicable law, the person in whose name shares stand on the books of the Corporation shall be deemed by the Corporation to be the owner thereof for all purposes, and the Corporation shall not be bound to recognize any equitable or other claim to, or interest in, such shares on the part of any other person, whether or not it shall have express or other notice thereof.

Article V. Books and Records

     Section 1. Books and Records. The Corporation shall keep correct, and complete books and records of account and shall keep minutes of the proceedings of its shareholders, board of directors and committees of directors.

     The Corporation shall keep at its registered office or principal place of business, or at the office of its transfer agent or registrar, a record of its shareholders, giving the names and addresses of all shareholders, and the number, class and series, if any, of the shares held by each.

     Any books, records and minutes may be in written form or in any other form capable of being converted into written form within a reasonable time.

     Section 2. Shareholders’ Inspection Rights. A shareholder is entitled to inspect and copy the records of the Corporation as provided by the laws of the State of Florida.

Article VI. Dividends

     The Board of Directors of the Corporation may, from time to time, declare and the Corporation may pay dividends or make distributions on its shares in cash, property or its own shares, subject to the provisions of the Articles of Incorporation and the laws of the State of Florida.

Article VII. Corporate Seal

     The Board of Directors may provide a corporate seal.

Article VIII. Amendment

     These bylaws may be repealed or amended and new bylaws may be adopted by either the Board of Directors or the shareholders, but the Board of Directors may not amend or repeal any bylaw adopted by shareholders if the shareholders specifically provide that such bylaw is not subject to amendment or repeal by the directors.

Article IX. Indemnification

     Section 1. Indemnification. The Corporation shall, and does hereby, indemnify to the fullest extent permitted or authorized by current or future legislation or current or future judicial or administrative decisions (but, in the case of any such future legislation or decisions, only to the extent that it permits the Corporation to provide broader indemnification rights than permitted prior to such legislation or decisions) each person (including here and hereinafter the heirs, executors, administrators or the estate of such person) who was or is a party to:

     (A)     any Proceeding (other than a Proceeding by, or in the right of, the Corporation) against any liability or expense asserted against or incurred by such indemnified person by reason of the fact that such indemnified person (1) is or was a director or officer of the Corporation, (2) is or was an employee or agent of the Corporation as to whom the Corporation has agreed to grant such indemnity, or (3) is or was serving, at the request of the Corporation, as a director or officer of another corporation, partnership, joint venture, trust or other enterprise or is serving as an employee or agent of such other corporation, partnership, joint venture, trust or other enterprise as to whom the Corporation has agreed to grant such indemnity; or

     (B)     any Proceeding by or in the right of the Corporation to procure a judgment in its favor against expenses and amounts paid in settlement not exceeding, in the judgment of the Board of Directors, the estimated expense of litigating the Proceeding to conclusion, actually and reasonably incurred in connection with the defense or settlement of such Proceeding, including any appeal thereof, by such indemnified person by reason of the fact that such indemnified person (1) is or was a director or officer of the Corporation, (2) is or was an employee or agent of the Corporation as to whom the Corporation has agreed to grant such indemnity, or (3) is or was serving, at the request of the Corporation, as a director or officer of another corporation, partnership, joint venture, trust or other enterprise or is serving as an employee or agent of such other corporation, partnership, joint venture, trust or other enterprise as to whom the Corporation has agreed to grant such indemnity; provided, that no indemnification shall be made under this clause (B) in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable unless, and only to the extent that, the court in which such Proceeding was brought, or any other court of competent jurisdiction, shall determine upon application that, despite the adjudication of liability but in view of all circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses and any amounts paid in settlement which such court shall deem proper.

     Each director, officer, employee or agent of the Corporation to whom indemnification rights under this Section 1 of this Article IX have been granted shall be referred to as an “Indemnified Person”.

     Notwithstanding the foregoing, except as specified in Section 2 of this Article, the Corporation shall not be required to indemnify an Indemnified Person in connection with a Proceeding (or any part thereof) initiated by such Indemnified Person unless such authorization for such Proceeding (or any part thereof) was not denied by the Board of Directors of the Corporation prior to sixty (60) days after receipt of notice thereof from such Indemnified Person stating his or her intent to initiate such Proceeding and only upon such terms and conditions as the Board of Directors may deem appropriate.

     Section 2. Successful Defense of Proceedings. To the extent that an Indemnified Person has been successful on the merits or otherwise in defense of any Proceeding referred to in Section 1 of this Article IX, or in defense of any claim, issue or matter therein, he or she shall be indemnified against expenses actually and reasonably incurred by him or her in connection therewith.

     Section 3. Advance of Expenses. To the fullest extent permitted or authorized by current or future legislation or current or future judicial or administrative decisions (but, in the case of any such future legislation or decisions only to the extent that it permits the Corporation to provide broader rights to advance costs, charges and expenses than permitted prior to such legislation or decisions), the Corporation shall advance all expenses incurred by any officer or director who is an Indemnified Person in defending a Proceeding within sixty days after the receipt by the Corporation of a written request from a director or officer for such advancement and on a current basis thereafter, whether prior to or after final disposition of the underlying Proceeding. Such written request shall be accompanied by evidence of the expenses incurred by such director or officer and shall include a written undertaking by or on behalf of the director or officer, as the case may be, to repay any and all amounts so advanced in the event that it shall ultimately be determined that such person is not entitled to be indemnified by the Corporation as authorized in this Article. The repayment undertaking shall be unsecured and interest-free. Expenses incurred by employees and agents may be paid in advance upon such terms or conditions that the Board of Directors deems appropriate. The Corporation may, upon approval of the Indemnified Person, authorize the Corporation’s counsel to represent such person in any Proceeding, whether or not the Corporation is a party to such proceeding. Such authorization may be made by the Chief Executive Officer, unless he or she is a party to such Proceeding, or by the Board of Directors by majority vote, including directors who are parties to such Proceeding.

     Section 4. Procedure For Indemnification. Any indemnification under this Article shall be made promptly and in any event within sixty (60) days upon the written request of the Indemnified Person. The right to indemnification or advances are granted by this Article shall be enforceable by the Indemnified Person in any court of competent jurisdiction, if the Corporation denies such request under this Article, in whole or in part, or if no disposition thereof is made within sixty (60) days. Such Indemnified Person’s costs and expenses incurred in connection with successfully establishing a right to indemnification or advances shall also be indemnified by the Corporation. It shall be a defense to any such action that the claimant has not met the standard of conduct, if any, required by current or future legislation or by current or future judicial or administrative decisions for indemnification (but, in the case of any such future legislature on or decisions, only to the extent that it does not impose a more stringent standard of conduct than permitted prior to such legislation or decisions), but the burden of proving such defense shall be on the Corporation. Neither the failure of the Corporation (including its Board of Directors or any committee thereof, its independent legal counsel, and its shareholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct, if any, nor the fact that there has been an actual determination by the Corporation (including its Board of Directors or any committee thereof, its independent legal counsel, and its shareholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

     Section 5. Nonexclusivity of Indemnification and Advancement of Expenses. The indemnification and advancement of expenses provided by this Article shall not be deemed exclusive of any other rights to which those indemnified may be entitled, and the Corporation may make any other or further indemnification or advancement of expenses of any of its directors, officers or key employees, under any bylaw, agreement, vote of shareholders or disinterested directors, or otherwise, both as to actions in such person’s official capacity and as to actions in another capacity while holding such office. However, indemnification or advancement of expenses shall not be made to or on behalf of any director, officer or key employee, if a judgment or other final adjudication establishes that his or her actions, or omissions to act, were material to the cause of action so adjudicated and constitute:

(a)     A violation of the criminal law, unless the director, officer or key employee had reasonable cause to believe his or her conduct was lawful or had no reasonable cause to believe his or her conduct was unlawful;

(b)     A transaction from which the director, officer or key employee derived an improper personal benefit;

(c)     In the case of a director, a circumstance under which the liability provisions of Section 607.0834 of the Act, are applicable; or

(d)     Willful misconduct or a conscious disregard for the best interests of the Corporation in a proceeding by or in the right of the Corporation to procure a judgment in its favor or in a proceeding by or in the right of a shareholder.

     Section 6. Survival of Indemnification and Advancement of Expenses. Indemnification and advancement of expenses as provided in this Article shall continue as, unless otherwise provided when authorized or ratified, to a person who has ceased to be a director or officer and shall inure to the benefit of the heirs, executors, administrators and estate of such person, unless otherwise provided when authorized or ratified. The rights of any person set forth in Sections 1 and 3 of this Article to indemnification and advancement of expenses are contractual rights and vest at the time a person becomes a director or officer of the Corporation and no amendment to these indemnification provisions and advancement of expenses provisions shall affect any right in respect of acts or omissions of any director or officer occurring prior to such amendment. Any repeal of relevant provisions of the Act or any other applicable law shall not in any way diminish any rights to indemnification of such Indemnified Person, or the obligations of the Corporation arising hereunder, for claims relating to matters occurring prior to such repeal or modification.

     Section 7. Insurance. The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against any liability asserted against him or her and incurred by him or her in any such capacity or arising out of his or her status as such, whether or not the Corporation would have the power to indemnify such person against such liability under the provisions of this Article or the applicable provisions of the Act.

     Section 8. Savings Clause. If this Article or any portion hereof shall be invalidated on any ground by a court of competent jurisdiction, then the Corporation shall nevertheless indemnify each Indemnified Person as to expenses, judgments, fines and amounts paid in settlement with respect to any proceeding, including an action by or in the right of the Corporation, to the full extent permitted by any applicable portion of this Article that shall not have been invalidated and as permitted by applicable law.

     Section 9. Certain Definitions. For purposes of this Article, the term: (a) ”corporation” includes, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger, so that any person who is or was a director, officer, employee or agent of a constituent corporation, or is or was serving at the request of a constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, is in the same position under this Article with respect to the resulting or surviving corporation as he or she would have with respect to such constituent corporation if its separate existence had continued; (b) ”expenses” includes counsel fees, including those for appeal; (c) ”liability” includes obligations to pay a judgment, settlement, penalty, fine, including an excise tax assessed with respect to any employee benefit plan, and expenses actually and reasonably incurred with respect to a proceeding; (d) ”Proceeding” includes any threatened, pending or completed action, suit or other type of proceeding, whether civil, criminal, administrative or investigative and whether formal or informal; (e) ”agent” includes a volunteer; (f) ”serving at the request of the corporation” includes any service as a director, officer or key employee of the Corporation that imposes duties on such persons, including duties relating to an employee benefit plan and its participants or beneficiaries; and (g) ”not opposed to the best interest of the Corporation” describes the actions of a person who acts in good faith and in a manner he or she reasonably believes to be in the best interests of the participants and beneficiaries of an employee benefit plan. All other capitalized terms used in this Article and not otherwise defined herein shall have the meaning set forth in Section 607.0850 of the Act.